Prospectus Supplement	dated December 22, 2009

Putnam AMT-Free Municipal Fund
Putnam Arizona Tax Exempt Income Fund
Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund

The summary prospectuses for Putnam AMT-Free Municipal Fund and Putnam Tax-Free High Yield Fund and the statutory prospectuses for all funds listed above are supplemented to reflect that Thalia Meehan, Paul M. Drury and Susan A. McCormack are now the sole officers of Putnam Management primarily responsible for the day-to-day management of the funds’ portfolios.

259640 12/09